UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 - (Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Lifeline Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LIFELINE SYSTEMS, INC.

111 Lawrence Street

Framingham, MA 01702-8156

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

December [        ], 2003

To the Stockholders of

Lifeline Systems, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Lifeline Systems, Inc., a Massachusetts corporation (the “Company”), will be held on December [    ], 2003, at 10:00 A.M., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, 02109, to consider and vote upon the following matters:

1.	To approve an amendment to the Company’s Articles of Organization increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000; and

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

Stockholders of record at the close of business on October 23, 2003 are entitled to vote at the meeting. Your vote is important regardless of the number of shares you own. Whether you expect to attend the meeting or not, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope we have provided. If you are the record holder of your shares, you can also authorize the voting of your shares over the Internet or by telephone as provided in the instructions set forth on the proxy card. Your prompt response is necessary to assure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

JEFFREY A. STEIN, Clerk

Framingham, Massachusetts

[                        , 2003]

LIFELINE SYSTEMS, INC.

111 Lawrence Street

Framingham, MA 01702-8156

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

December [        ], 2003

This Proxy Statement contains information about a Special Meeting of Stockholders of Lifeline Systems, Inc. (the “Company”). The Special Meeting is scheduled to be held at 10:00 A.M. local time on December [    ], 2003 (the “Special Meeting”) at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting, and at any adjournment or adjournments of the Special Meeting. All proxies will be voted in accordance with the instructions contained therein, and if no instruction is specified, the proxies will be voted in favor of proposal 1 as set forth in the Notice of Meeting.

Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Chief Financial Officer of the Company, by the submission of another signed proxy bearing a later date, by a later electronic vote or by the stockholder’s personal attendance at the meeting and voting by ballot. This Proxy Statement is being mailed to all holders of the Company’s common stock on or about [            , 2003].

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

At the Special Meeting, stockholders will consider and vote on the following matter:

1.	The approval of an amendment to the Company’s Articles of Organization increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000.

The stockholders will also act on any other business that may properly come before the Special Meeting.

Who can vote?

To be able to vote, you must have been a stockholder of record at the close of business on October 23, 2003. This date is the record date for the Special Meeting.

On October 23, 2003, there were [            ] shares of common stock, $0.02 par value per share, of the Company (the “Common Stock”) issued, outstanding and entitled to vote at the Special Meeting.

How many votes do I have?

Each share of Common Stock that you own on the record date entitles you to one vote on each matter that is proposed.

How can I vote?

You can vote in one of four ways:

You may vote by mail.    You may vote by completing and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States.

You may vote over the Internet.    If you are the record holder of your shares, you may authorize your vote on the Internet by following the instructions that appear on the enclosed proxy card. Have your control number available when you access the web page. You can find your control number on the lower right hand corner of the enclosed proxy card.

You may vote by telephone.    If you are the record holder of your shares, you may vote by touchtone telephone by following the instructions that appear on the enclosed proxy card. Have your control number available when you call. You can find your control number on the lower right hand corner of the enclosed proxy card.

You may vote in person.    If you attend the meeting and you are the record holder of your shares, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

Authorizations submitted over the Internet or by telephone must be received by 5:00 P.M. on December [    ], 2003. See the section entitled “Electronic Voting” below.

Can I vote if my shares are held in “street name?”

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form. If you do not give instructions to your bank or brokerage firm, it will still be allowed to vote your shares with respect to the action to be taken at the Special Meeting, in its own discretion. If you abstain from voting, your shares will not be voted in favor of the matter described in this proxy statement. As a result, abstentions will have the effect of voting “against” the matter described in this proxy statement.

If your shares are held in street name and you wish to attend the Special Meeting on December [    ], 2003, you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date. To be able to vote your shares held in street name at the Special Meeting, you will need to obtain a proxy card from your brokerage firm or bank.

Can I vote if my shares are held in my 401(k) account?

If you participate in the 401(k) Plan, you may vote an amount of shares of Common Stock equivalent to the interest in the Company’s Common Stock credited to your account as of the record date. In order to vote your shares you will need to complete the enclosed proxy card and send it to the 401(k) Plan administrator, CitiStreet LLC, at the address set forth on the accompanying envelope. CitiStreet will direct the trustee of the 401(k) Plan to vote the shares in the manner directed on the proxy card. If CitiStreet LLC does not receive a signed proxy card from you by 5:00 p.m. eastern standard time on November [    ], 2003, the plan trustee will vote your shares in the same proportion as it votes shares for which it received instructions.

Can I change my vote after I mail my proxy card? What if I voted electronically or by telephone?

Yes. If you are the record holder of your shares, you can change your vote and revoke your proxy at any time before the polls close at the Special Meeting by doing any one of the following:

•	signing another proxy with a later date;

•	accessing the Internet and following the instructions for Internet proxy authorization that appear on the enclosed proxy card;

•	following the instructions that appear on the enclosed proxy card for proxy authorization by phone;

•	giving the Chief Financial Officer of the Company a written notice before or at the Special Meeting that you want to revoke your proxy; or

•	voting in person at the meeting.

Your attendance alone at the Special Meeting will not revoke your proxy.

If you are not the record holder of your shares, you must follow the instruction of your bank or brokerage firm in order to change your vote.

What constitutes a quorum?

In order for business to be conducted at the Special Meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the Special Meeting, or at least [        ] shares.

Shares of Common Stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote on the matter to be voted upon) will be counted for the purpose of determining whether a quorum exists. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to adopt the proposal?

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote is required to adopt the proposed amendment to the Company’s Articles of Organization increasing the authorized number of shares of Common Stock.

How will votes be counted?

Each share of Common Stock will be counted as one vote according to the instructions contained on a proper proxy card, whether executed by you directly or through Internet or telephonic authorization, or on a ballot voted in person at the Special Meeting. If you submit a proxy but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in favor of proposal 1 as set forth in the Notice of Meeting.

If you abstain from voting on a particular matter your shares will not be voted in favor of the matter described in this proxy statement. As a result, abstentions and “broker non-votes” will have the effect of voting “against” proposal 1.

Who will count the votes?

The votes will be counted, tabulated and certified by the Company’s transfer agent, Registrar and Transfer Company.

How does the Board of Directors recommend that I vote on proposal 1?

The Board of Directors recommends that you vote FOR the amendment to the Company’s Articles of Organization increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000.

Will any other business be conducted at the Special Meeting or will other matters be voted upon?

The Board of Directors does not know of any other matters that may come before the meeting. If any other matter properly comes before the meeting, the persons named in the proxy card that accompanies this proxy statement, whether executed by you directly or through Internet or telephonic authorization, will exercise their judgment in deciding how to vote, or otherwise act, at the meeting with respect to that matter or proposal.

Where can I find the voting results?

The Company will report the voting results in its annual report on Form 10-K for fiscal 2004, which the Company expects to file with the Securities and Exchange Commission, commonly referred to as the SEC, on or before March 15, 2004.

How can I obtain an annual report on Form 10-K?

The Company will, upon written request of any stockholder, provide without charge a copy of its annual report on Form 10-K, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Requests should be addressed to the Company in care of:

Chief Financial Officer

Lifeline Systems, Inc.

111 Lawrence Street

Framingham, MA 01702-8156

(508) 988-1000

Whom should I contact if I have any questions?

If you have any questions about the Special Meeting or your ownership of the Company’s Common Stock, please contact the Company’s Chief Financial Officer, at the address or telephone number listed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 30, 2003 unless otherwise indicated, with respect to the beneficial ownership of the Company’s Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each named executive officer of the Company, and (iv) all directors and named executive officers of the Company as a group. The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed. For each named stockholder, the share amounts include those shares as to which such person had a right to acquire beneficial ownership by exercising stock options as of September 30, 2003, or within 60 days following that date as follows: Mr. Baldwin, 2,000 shares, Dr. Casscells, 5,000 shares, Ms. Feingold, 1,667 shares, Mr. Feinstein, 151,044 shares, Mr. Hurley, 37,411 shares, Dr. Kasputys, 28,000 shares, Mr. Reich, 50,845 shares, Ms. Roberts, 27,000 shares, Mr. Shapiro, 14,000 shares, Mr. Strange, 41,231 shares, Dr. Vineyard, 25,000 shares and Mr. Wechsler, 26,500 shares. The share amounts also include shares beneficially owned by certain executive officers through participation in the Company’s 401(k) Plan, as to which shares such person exercises sole investment and voting power.

Name of Beneficial Owner	Beneficially Owned	Percent of Common Stock Outstanding (1)
VA Partners, LLC (2) One Maritime Plaza, Suite 1400 San Francisco, CA 94111	1,259,100	18.9%

Pequot Capital Management, Inc. (3) 500 Nyala Farm Road Westport, CT 06880	745,025	11.2%

L. Dennis Shapiro (4) 24 Essex Road Chestnut Hill, MA 02467	681,270	10.2%

T. Rowe Price Associates, Inc. (5) 100 E. Pratt Street Baltimore, MD 21202	534,800	8.0%

Ronald Feinstein (6) c/o Lifeline Systems, Inc. 111 Lawrence St. Framingham, MA 01702	268,718	4.0%

Richard M. Reich (7)	68,670	1.0%

Dennis M. Hurley (8)	46,794	*

Donald G. Strange	46,226	*

Joseph E. Kasputys, Ph.D.	50,650	*

Everett N. Baldwin (9)	24,000	*

Name of Beneficial Owner	Beneficially Owned	Percent of Common Stock Outstanding (1)

Gordon C. Vineyard, M.D.	33,801	*

Carolyn C. Roberts	28,000	*

Leonard E. Wechsler	37,121	*

S. Ward Casscells, III, M.D.	5,000	*

Ellen Feingold	1,667	*

All directors and officers as a group (15 persons) (10)	1,323,396	18.7%

*	Less than 1% of the outstanding stock

(1)	Number of shares deemed outstanding includes 6,649,755 shares outstanding as of September 30, 2003, plus any shares subject to options held by the named person or entity that are currently exercisable or exercisable within 60 days after September 30, 2003.

(2)	Represents holdings based on an amendment to Schedule 13D filed with the Securities and Exchange Commission on September 24, 2002.

(3)	Represents holdings based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003.

(4)	Includes the following shares as to all of which Mr. Shapiro disclaims beneficial ownership: 35,312 shares held by Mr. Shapiro’s wife, 4,124 shares held by Mr. Shapiro as custodian for three children, over which he has sole voting and investment power; 26,857 shares in the name of Mr. Shapiro’s children, over which he has shared voting and dispositive power; and 69,375 shares held in various trusts for the benefit of various family members, of which Mr. Shapiro and/or his wife are trustees.

(5)	Represents holdings based on an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 4, 2003. These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc., which owns 333,600 shares for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(6)	Includes 8,000 shares held by one of Mr. Feinstein’s children.

(7)	Includes 12,500 shares owned by Mr. Reich jointly with his wife.

(8)	Includes 7,123 shares owned by Mr. Hurley jointly with his wife.

(9)	Includes 22,000 shares held by the Everett N. Baldwin Revocable Trust of 1997.

(10)	Includes an aggregate of 440,032 shares subject to stock options that are currently exercisable or exercisable within 60 days after September 30, 2003. Also includes 18,736 shares beneficially owned by such persons through the 401(k) Plan as to which such persons possess sole investment and voting power.

PROPOSAL NO. 1

AMENDMENT TO ARTICLES OF ORGANIZATION INCREASING

THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Company’s Articles of Organization currently authorize the issuance of 20,000,000 shares of Common Stock, par value $0.02 per share. As of September 30, 2003, a total of 7,270,844 shares of Common Stock were issued and outstanding (including 621,089 treasury shares), 110,449 shares have been reserved for issuance under the Company’s stock option plans and 119,877 shares have been reserved for issuance under the Company’s Employee Stock Purchase Plan. In addition, an aggregate of 8,082,789 shares are reserved for issuance pursuant to the Company’s Shareholder Rights Plan. On October 13, 2003, the Board of Directors adopted, subject to stockholder approval, a proposed amendment to the Company’s Articles of Organization, providing for an increase in the authorized number of shares of Common Stock from 20,000,000 to 50,000,000. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote is required to approve the amendment to the Company’s Articles of Organization.

The Board of Directors adopted the proposed amendment to the Company’s Articles of Organization in connection with the approval of a 2-for-1 stock split of the Company’s outstanding Common Stock, to be effected in the form of a 100% Common Stock dividend. Subject to stockholder approval of the amendment to the Articles of Organization, the dividend will be payable on or about [            , 2003] to stockholders of record on [            , 2003]. As a result of the stock dividend, stockholders of record on such date will be entitled to receive one additional share of Common Stock for each share of Common Stock held on [            , 2003]. Increasing the authorized number of shares of the Company’s Common Stock will enable the Company to have a sufficient number of authorized shares of Common Stock to effectuate the dividend. If the amendment to the Company’s Articles of Organization is not approved by the Company’s stockholders at the Special Meeting (or any adjournment thereof), no dividend will be distributed.

In addition to giving effect to the stock dividend, the amendment to the Company’s Articles of Organization will ensure that the Company will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of Common Stock which are currently authorized but unissued, if this amendment to the Company’s Articles of Organization is adopted by the stockholders, the Board of Directors will have authority to issue the additional shares of Common Stock from time to time without further action on the part of stockholders. The additional authorized shares would be available for issuance at such times and for such proper corporate purposes as the Board of Directors may approve, including possible future stock splits or stock dividends, future financing and acquisition transactions, and in the event the rights under the Company’s Shareholder Rights Plan become exercisable. As a result, the additional number of authorized shares could have the effect of making it more difficult for a third party to take over the Company in a transaction not approved by the Board of Directors. Stockholders do not have any preemptive or other rights to subscribe for any shares of Common Stock which may in the future be issued by the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy card or in the instructions for authorizing the voting of your shares over the Internet or by telephone to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this regard.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this proxy statement to you if you call or write the Company at the following address or phone number: Lifeline Systems, Inc., 111 Lawrence Street Framingham, MA 01702-8156, Attention: Chief Financial Officer, (508) 988-1000. In the future, if you want to receive separate copies of the annual report and proxy statement, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address and phone number.

Absence of Appraisal Rights

Stockholders do not have the right to an appraisal of their shares of Common Stock or any similar dissenters’ rights under Massachusetts law in connection with the matters set forth in this proxy statement.

Deadline for Submission of Stockholder Proposals

The Company expects to hold its 2004 Annual Meeting in May 2004 and to mail its proxy statement in connection therewith on or around April 14, 2004. Accordingly, stockholder proposals submitted pursuant to Rule 14a–8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for its 2004 Annual Meeting of Stockholders must be received by the Chief Financial Officer of the Company at the principal offices of the Company no later than December 16, 2003. Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2004 Annual Meeting must be received on or before March 1, 2004 in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act.

Electronic Voting

If you own your shares of Common Stock of record, you may authorize the voting of your shares over the Internet or telephonically by following the instructions on the enclosed proxy card. Authorizations submitted over the Internet or by telephone must be received by 5:00 P.M. on December [    ], 2003.

Use of these Internet or telephonic voting procedures constitutes your authorization of Registrar and Transfer Company to deliver a proxy card on your behalf to vote at the Special Meeting in accordance with your Internet or telephonically communicated instructions.

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm will provide a vote instruction form to you with this proxy statement, which you may use to direct how your shares will be voted. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

By Order of the Board of Directors,

JEFFREY A. STEIN, Clerk

Framingham, Massachusetts

[            , 2003]

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, YOU MAY AUTHORIZE YOUR VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY Lifeline Systems, Inc.

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER     , 2003

The undersigned hereby appoints L. Dennis Shapiro, Ronald Feinstein and Jeffrey A. Stein, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the capital stock of Lifeline Systems, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Meeting”) to be held at Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on                 , December     , 2003 at 10:00 a.m. local time, and at any and all adjournment and adjournments thereof.

1. To approve an amendment to the Company’s Articles of Organization increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000; and	For ☐	Against ☐	Abstain ☐

2.     To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 SET FORTH HEREON.

The Board of Directors recommends a vote “FOR” proposal 1.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

é Detach above card, sign, date and mail in postage paid envelope provided. é

Lifeline Systems, Inc.

Should the above signed be present and choose to vote at the Meeting or at any adjournment, or adjournments thereof, and after notification to the Chief Financial Officer of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Chief Financial Officer of the Company or by duly executing a proxy bearing a later date.

The above signatory acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting and a Proxy Statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN  THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT IT IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.	DO YOU HAVE ANY COMMENTS?

REVOCABLE PROXY

LIFELINE SYSTEMS, INC.

SPECIAL MEETING OF STOCKHOLDERS

December     , 2003

10:00 a.m. local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints L. Dennis Shapiro, Ronald Feinstein and Jeffrey A. Stein, and each of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of the capital stock of Lifeline Systems, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Meeting”) to be held at Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, on                 , December     , 2003 at 10:00 a.m. local time, and at any and all adjournment and adjournments thereof.

Should the undersigned be present and choose to vote at the Meeting or at any adjournment, or adjournments thereof, and after notification to the Chief Financial Officer of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Chief Financial Officer of the Company or by duly executing a proxy bearing a later date. This proxy may also be revoked by accessing the website noted below or by calling the number noted below and following the on-screen or audio instructions.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting and a Proxy Statement.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ê    FOLD AND DETACH HERE    ê

LIFELINE SYSTEMS, INC. — SPECIAL MEETING, DECEMBER     , 2003

YOUR VOTE IS IMPORTANT!

https://www.proxyvotenow.com/life

You can vote in one of three ways:

1.	Call toll-free 1-866-530-2996 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the internet at https://www.proxyvotenow.com/life and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Revocable Proxy

Lifeline Systems, Inc.

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER     , 2003

Vote MUST be indicated [X] in Black or Blue ink.    ☒

1.	To approve an amendment to the Company’s Articles of Organization increasing the authorized number of shares of Common Stock from 20,000,000 to 50,000,000; and	For ☐	Against ☐	Abstain ☐	2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.
UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1. The Board of Directors recommends a vote “FOR” proposal 1.

Change of Address/Comments

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

*** IF YOU WISH TO VOTE BY INTERNET OR TELEPHONE,

PLEASE READ THE INSTRUCTIONS BELOW ***

é FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL é

VOTE BY INTERNET OR TELEPHONE

24 HOURS A DAY, 7 DAYS A WEEK

You may vote your shares by proxy using any of the following methods. Please consider the convenience of Internet or telephonic voting.

Please have this card handy when you call. You will need it in front of you in order to complete the voting process.

VOTE BY INTERNET:	The web address is https://www.proxyvotenow.com/life You will be asked to enter the Control Number (look below at right).

VOTE BY PHONE:	You will be asked to enter the Control Number (look below at right).

OPTION A: To vote as the Board of Directors recommends on the proposals, press 1.

Your votes will be confirmed.

OPTION B: If you choose to vote on the proposals on your own, press 2. You will hear these instructions:

To vote FOR, press 1; to vote AGAINST, press 2.

To vote ABSTAIN, press 3 and listen to the instructions.

VOTE BY MAIL:	Mark, sign and date the proxy form attached above, detach it, and return it promptly in the enclosed envelope.

If you have submitted your proxy by Internet or by telephone, there is no need for you to mail back the proxy card attached above.

Call *** Toll Free *** On a Touch Tone Telephone

1-866-530-2996 – ANYTIME

There is NO CHARGE to you for this call

INTERNET/TELEPHONE VOTING DEADLINE: 5:00 P.M. Eastern Time on December     , 2003

THANK YOU FOR VOTING

FOR INTERNET/TELEPHONE VOTING: CONTROL NUMBER